SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2005


                             Payment Date: 07/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       102,448,875.10    5.118773%     4,368,510.73    437,010.49    4,805,521.22       0.00       0.00
Residual                1AR                 0.00    5.118773%             0.00          0.00            0.00       0.00       0.00
                        2A1        46,010,982.94    5.185000%     3,336,170.51    198,768.10    3,534,938.61       0.00      37.69
                        2A2        46,010,982.94    0.365725%             0.00     14,020.14       14,020.14       0.00       2.66
                        3A1       210,447,203.40    5.428781%     5,716,606.46    952,059.75    6,668,666.21       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         11,270,866.40    5.354967%         1,327.71     50,279.86       51,607.57       0.00      16.07
                        B2          5,123,121.09    5.354967%           603.51     22,854.48       23,457.99       0.00       7.31
                        B3          3,073,872.66    5.354967%           362.10     13,712.69       14,074.79       0.00       4.38
                        B4          3,073,872.66    5.354967%           362.10     13,712.69       14,074.79       0.00       4.38
                        B5          2,459,098.13    5.354967%           289.68     10,970.15       11,259.83       0.00       3.51
                        B6          1,639,884.57    5.354967%           193.18      7,315.61        7,508.79       0.00       2.33
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        385,547,776.94     -           13,424,425.99  1,720,703.96   15,145,129.94     -           78.33
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        98,080,364.37              0.00
Residual                        1AR                 0.00              0.00
                                2A1        42,674,812.43              0.00
                                2A2        42,674,812.43              0.00
                                3A1       204,730,596.94              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         11,269,538.69              0.00
                                B2          5,122,517.59              0.00
                                B3          3,073,510.55              0.00
                                B4          3,073,510.55              0.00
                                B5          2,458,808.44              0.00
                                B6          1,639,691.39              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        372,123,350.95     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   102,448,875.10     5.118773% 32051GLQ6    39.105466      3.911974    877.983049
Residual                   1AR             0.00     5.118773% 32051GLR4     0.000000      0.000000      0.000000
                           2A1    46,010,982.94     5.185000% 32051GLS2    64.232475      3.826953    821.633309
                           2A2    46,010,982.94     0.365725% 32051GLT0     0.000000      0.269935    821.633309
                           3A1   210,447,203.40     5.428781% 32051GLU7    26.019820      4.333414    931.855864
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     11,270,866.40     5.354967% 32051GLV5     0.117757      4.459411    999.515626
                           B2      5,123,121.09     5.354967% 32051GLW3     0.117757      4.459411    999.515627
                           B3      3,073,872.66     5.354967% 32051GLX1     0.117757      4.459411    999.515627
                           B4      3,073,872.66     5.354967% 32051GLY9     0.117757      4.459411    999.515627
                           B5      2,459,098.13     5.354967% 32051GLZ6     0.117757      4.459411    999.515627
                           B6      1,639,884.57     5.354967% 32051GMA0     0.117757      4.459416    999.515627
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     385,547,776.94       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       105,843,008.52    46,285,089.12   219,995,254.21
Loan count                    504               76              996
Avg loan rate           5.493773%        5.925725%        5.803781%
Prepay amount        4,357,747.35     3,333,294.76     5,687,700.20

                          Total
                          -----
Prin balance       372,123,351.85
Loan count                   1576
Avg loan rate                5.73
Prepay amount       13,378,742.31

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        29,980.69        11,061.69        64,214.75
Sub servicer fees            0.00             0.00             0.00
Trustee fees               551.06           248.11         1,128.57


Agg advances                  N/A              N/A              N/A
Adv this period          5,780.86         7,962.50         4,043.72

                          Total
                          -----
Master serv fees       105,257.14
Sub servicer fees            0.00
Trustee fees             1,927.74


Agg advances                  N/A
Adv this period         17,787.08

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.090923%           100.000000%            358,907,061.44
   -----------------------------------------------------------------------------
   Junior            6.909077%             0.000000%             26,637,577.22
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 3,153,523.50
60 to 89 days                           2                   426,174.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                12                 3,579,697.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           15,145,129.94         15,145,129.94
Principal remittance amount           13,424,425.99         13,424,425.99
Interest remittance amount             1,720,703.96          1,720,703.96